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                                  Exhibit 21.1

SUBSIDIARIES OF WHOLE FOODS MARKET, INC.

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Name                                                State of Incorporation or Organization
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

Whole Foods Market Services, Inc.                                  Delaware
WFM Beverage Corp.                                                 Texas
Whole Foods Market Southwest I, Inc.                               Delaware
Whole Foods Market Southwest Investments, Inc.                     Delaware
Whole Foods Market California, Inc.                                California
Mrs. Gooch's Natural Food Markets, Inc.                            California
Whole Foods Market Group, Inc.                                     Delaware
Allegro Coffee Company                                             Colorado
Whole Foods Market Distribution, Inc.                              Delaware
Whole Foods Market IP, Inc.                                        Delaware
Whole Foods Market Finance, Inc.                                   Delaware
Whole Foods Market Purchasing, Inc.                                Delaware
Fresh Fields Markets Canada, Inc.                                    N/A


SUBSIDIARIES OF WHOLE FOODS MARKET SERVICES, INC.

Name                                                State of Incorporation or Organization
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Whole Foods Market Brand 365, LLC (52% member)                     California

SUBSIDIARIES OF WHOLE FOODS MARKET SOUTHWEST I, INC.

Name                                                State of Incorporation or Organization
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Whole Foods Market Southwest, L.P. (1% GP)                         Texas

SUBSIDIARIES OF WHOLE FOODS MARKET SOUTHWEST INVESTMENTS, INC.

Name                                                State of Incorporation or Organization
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Whole Foods Market Southwest, L.P. (99% LP)                        Texas
Whole Food Company, Inc.                                           Louisiana
The Sourdough:  A European Bakery, Inc.                            Texas
   Also Doing Business As Sourdough

SUBSIDIARIES OF WHOLE FOODS MARKET GROUP, INC.

Name                                                State of Incorporation or Organization
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     Section 3. Nature's Heartland, Inc.                           Massachusetts
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